BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Investor Day
September 21, 2011

Legal Notice Forward-Looking Statements:  This presentation contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally.  Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements.  Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements.  Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified.  These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.  Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements.   Internal and external factors that might cause such a difference include, but are not limited to, (1) the ability to fully realize expected cost savings from mergers within the expected time frames, (2) the ability of other companies on which BOKF relies to provide goods and services in a timely and accurate manner, (3) changes in interest rates and interest rate relationships, (4) demand for products and services, (5) the degree of competition by traditional and non-traditional competitors, (6) changes in banking regulations, tax laws, prices, levies, and assessments, (7) the impact of technological advances, and (8) trends in customer behavior as well as their ability to repay loans.  BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures:  This presentation may refer to non-GAAP financial measures.  Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com.

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Agenda
▶ 7:30 - 8:00 a.m. Continental breakfast - Hilton Park Cities, Beverly Ballroom A
▶ 8:00 - 8:20 a.m. Welcome and Corporate Strategy - Stan Lybarger, President & CEO
▶ 8:20 - 8:40 a.m. Financial Overview and Current Trends - Steven Nell, CFO
▶ 8:40 - 8:55 a.m.  Asset / Liability Management - Marty Grunst, Treasurer
▶ 8:55 - 9:20 a.m.  Commercial Banking - Dan Ellinor, SEVP
▶ 9:20 - 9:30 a.m. Break
▶ 9:30 - 9:45 a.m. Credit Administration & Asset Quality - Stacy Kymes, EVP Credit
▶ 9:45 - 10:00 a.m. Operations & Technology - Don Parker, Chief Information Officer
▶ 10:00 - 10:25 a.m. Consumer Banking & Wealth Management - Steve Bradshaw, SEVP
▶ 10:25 - 10:40 a.m. Mortgage Banking - Ben Cowen, President, BOK Financial Mortgage
▶ 10:40 - 11:00 a.m. Wealth Management - Scott Grauer, EVP Wealth Management
▶ 11:00 - 11:25 a.m. Texas Market Highlights - Norm Bagwell, CEO, Bank of Texas
▶ 11:25 - 11:45 a.m. Closing comments and Q&A - Steven Nell, CFO
Questions will be taken during the last 5 minutes of each session
Please refer to the final slide in this presentations for definitions and footnotes

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Welcome & Strategic Overview
Stan Lybarger
Chief Executive Officer

BOK FINANCIAL CORPORATION

Three Year Total Return (%)

20
0
-20
-40
-60
-80
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
BOKF
S&P 500
SNL Mid Cap US Bank

Earnings History

Millions
$300
$250
$200
$150
$100
$50
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2000
2002
2004
2006
2008
2010
Net Income
EPS

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Solid Foundation
Outperform Through Economic Cycles
Total Return as of 9/13/11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Select Components of BOKF’s 2012 Strategic Focus
Position the organization to generate sustained revenue growth
1. Accelerate momentum in high quality, profitable loan growth
2. Continue to develop revenue initiatives to offset the financial impact of regulatory reform and work toward increasing the fee revenue contribution to 50% of total revenue
3. Continue to manage assets and liabilities so as to optimize earnings while taking prudent levels of risk and building customer relationships
4. Manage expense growth in relation to revenue growth and work toward reducing the efficiency ratio to below 60%
5. Deploy capital in ways that optimize shareholder value
6. Continue to expand sales teams and acquire talent

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
 7     4,530    1
 Bank Brands   Employees   Mission

Organizational Philosophy
✓ Local decision making
✓ Nationally competitive products
✓ Superior personalized service

BOK FINANCIAL CORPORATION

HORSEY
U.S. ECONOMY
FED

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
The Current
Environment
Dave Horsey, Seattle Post - Intelligencer
Risks to the fragile domestic economy
 ▶ Potential Eurozone debt crisis
 ▶ Political dysfunction
 ▶ Natural disasters
 ▶ Continuing regulatory reform

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Building on an Outstanding Past,
Positioned for an Excellent Future
▶ Dominant position in Oklahoma; strong revenue
 growth in markets outside Oklahoma
 ▶ OOR in markets outside OK -16% 3 year CAGR
 ▶ OOR in OK market - 6% 3 year CAGR
▶ Proven core strategy
▶ Diversified fee-based revenue contributed 43%
 of total revenue versus peer median of 34%
▶ High quality diversified loan portfolio
▶ Solid capital and liquidity
▶ Superior talent and service delivery

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Financial Overview and Current Trends
Steven Nell
Chief Financial Officer

BOK FINANCIAL CORPORATION

Revenue & NIM
Millions
$200
$150
$100
$50
$0
4.0%
3.5%
3.0%
2.5%
2.0%
2Q10
3Q10
4Q10
1Q11
2Q11
Net Interest Revenue
Fees & Commissions
Net Interest Margin

Average Loans
Billions
$12
$9
$6
$3
$0
2Q10
3Q10
4Q10
1Q11
2Q11
C&I
CRE
Resi Mtge
Consumer

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Current Trends: Revenue
• NIR and NIM have been pressured by the decline in loans and the declining yield on the securities portfolio and are expected to remain under pressure
• C&I loan growth returned in 2011, increasing $400 million year to date; loan trends are expected to continue through 3Q

BOK FINANCIAL CORPORATION

Credit Quality
$40
$30
$20
$10
$0
Millions
3.00%
2.75%
2.50%
2Q10
3Q10
4Q10
1Q11
2Q11
NCO
Provision
Combined ACL to PE Loans

Expenses & Efficiency Ratio
$120
$90
$60
$30
$0
Millions
70%
65%
60%
55%
50%
2Q10
3Q10
4Q10
1Q11
2Q11
Personnel Exp
Non-personnel Exp*
Efficiency Ratio

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Current Trends: Credit Quality & Expenses
• Net charge-offs have normalized to historic levels leading to a lower provision and allowance
• BOKF continually monitors expenses in relation to revenue; working to migrate the efficiency ratio below 60%
* Excludes changes in the fair value of MSRs

BOK FINANCIAL CORPORATION

15%
12%
9%
6%
3%
0%
2Q10
3Q10
4Q10
1Q11
2Q11
BOKF TCE
BOKF T1C
Peer Median TCE
Peer Median T1C

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Capital Deployment
▶ Organic growth
▶ Capacity to fund acquisitions
 without additional debt or
 equity
▶ Dividends (increased quarterly
 dividend 10% to $0.275 in
 April 2011 - current yield
 2.3%)
▶ Stock repurchases: ~320,000
 shares purchased YTD
 through 9/19/11
Capital
Strong without TARP or Dilutive Stock Issuance

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
BOKF Markets
▶Relationship Banking
 ▶ Empowered local market
 leadership
 ▶ Efficient centralized back office
 ▶ Personalized delivery of
 sophisticated products
▶M&A Opportunity
 ▶ Seeking fill in opportunity for
 branch network
 ▶$1B - $2B in assets
 ▶Begin at 15% IRR
 ▶ Non-bank prospects include trust
 companies, asset managers,
 broker/dealers, etc.
▶Organic Growth Opportunity
 ▶ Resilient markets with attractive demographics
 ▶Branch networks are in faster growing
 metropolitan areas within states
 ▶ Dominate deposit market share in OK
 ▶ Significant market share opportunities outside OK
 ▶Market disruption opportunities
 ▶Compete successfully against large nationals

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Asset / Liability Management
Marty Grunst
Treasurer

BOK FINANCIAL CORPORATION

High Quality Investment Portfolio

AFS Composition at June 30, 2011

Agency MBS 45%
Alt-A 2%
Jumbo 4%
Other 1%
Muni 1%
Agency CMO 47%

- The securities portfolio is a key component of our interest rate risk management strategy
- Active approach to portfolio management
- No sub-prime, collateralized debt obligations or collateralized commercial real estate loans
- At June 30, the estimated duration of the MBS portfolio was 2.6 years; expected duration would extend to 3.3 years with an immediate 200 basis point upward rate shock

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

BOK FINANCIAL CORPORATION

Average AFS Portfolio
$10
$9
$8
$7
Billions
2Q10
3Q10
4Q10
1Q11
2Q11

AFS Yield
4.0%
3.5%
3.0%
2.5%
2.0%
06-10
09-10
12-10
03-11
06-11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Investment Portfolio
▶ Core portfolio size has remained
 relatively steady over the last
 several quarters
▶ Portfolio yield is affected by
 mortgage prepayment speeds as a
 function of both actual and
 anticipated prepayment levels
▶ 2011 industry experience indicates
 a secular decline in prepayment
 speed sensitivity
 ▶ We expect this to reduce the
 sensitivity of the portfolio yield
 to declines in market interest
 rates

BOK FINANCIAL CORPORATION

$800
$600
$400
$200
$0
Millions
4.00%
3.75%
3.50%
3.25%
3.00%
2001
2003
2005
2007
2009
Net Interest Revenue
NIM

$200
$175
$150
$125
$100
Millions
4.00%
3.75%
3.50%
3.25%
3.00%
2Q10
3Q10
4Q10
1Q11
2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Net Interest Revenue & NIM
▶ Growth of the securities portfolio
 has supported NIR
▶ BOKF’s NIR has grown at a 10%
 CAGR over the past 10 years
 compared to the peer median of
 6%
▶ AFS portfolio yield was 3.04% in
 Q2 2010, whereas reinvestment
 yields have recently fallen to the
 2% area
▶ Loan spreads have held relatively
 steady through Q2 2011, however
 there is evidence of increased
 competitive pressure

BOK FINANCIAL CORPORATION

Funding in Billions
Deposits in Billions
$5
$4
$3
$2
$1
$0
$19
$18
$17
$16
$15
$14
01/10
05/10
09/10
01/11
05/11
ST Wholesale Funding
Total Deposits

Demand Deposits
Billions
$5
$4
$3
$2
$1
2Q09
4Q09
2Q10
4Q10
2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Deposits and Wholesale Funding
▶ Recent deposit growth has
 predominantly displaced short-term
 wholesale funding sources
▶ Demand Deposit growth has been
 the primary driver of overall deposit
 growth
▶ The resulting improved funding mix
 has lowered overall funding costs

BOK FINANCIAL CORPORATION

COST OF INTEREST-BEARING LIABILITIES			
Interest-bearing deposits:	June 30, 2011	March 31, 2011	June 30, 2010
Interest-bearing transaction	0.27%	0.32%	0.49%
Savings	0.39%	0.37%	0.40%
Time	1.86%	1.82%	1.74%
Total interest-bearing deposits	0.71%	0.72%	0.87%
Funds purchased	0.09%	0.16%	0.20%
Repurchase agreements	0.20%	0.40%	0.56%
Other borrowings	4.76%	1.31%	0.35%
Subordinated debt	5.57%	5.67%	5.57%
Total cost of interest-bearing liabilities	0.81%	0.80%	0.85%

Cost of Interest Bearing Trans Accts
In Basis Points
80
60
40
20
0
2Q09
4Q09
2Q10
4Q10
2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Funding Costs
▶ Funding costs have declined
 slowly and remained below peer
 levels
▶ Interest bearing transaction
 account costs have declined
 slowly but steadily over the last
 several quarters
▶ The rate increase in Other
 Borrowings in 2Q was driven by
 GNMA loans in the servicing
 portfolio. As the loans move
 through the resolution process,
 the funding cost will fall from Q2
 2011 levels
▶ Changes in CD yields are
 influenced by the maturity
 distribution of new production

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
Dan Ellinor
Senior Executive Vice President

BOK FINANCIAL CORPORATION

Revenue

$500
$400
$300
$200
$100
$0
Millions
2007
2008
2009
2010
YTD 2Q11
NIR
Operating Revenue

Distribution by Line of Business

Treasury/ Intl 2.0%
Ag 1.3%
Business Banking 10.4%
Transfund 17.3%
Workout 1.7%
Energy 18.9%
Real Estate 14.0%
Leasing 2.4%
Corporate Banking 32.0%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
71%
68%
32%
29%
COMMERCIAL BANKING REVENUE
▶ Net interest revenue has been pressured by
 declining loan balances, but loan fees
 remain strong
▶ TransFund is one of the top 10 EFT
 networks in the nation
 ▶ More than 1,900 ATMs
 ▶ TF clients in a 16 state area
 ▶ Growing merchant services business
▶ Other fee based revenues include treasury
 and cash management services,
 international and customer risk management
▶ Service charge revenue flattening due to
 excess deposit balances

BOK FINANCIAL CORPORATION

Average Loan Balances and Spreads
$10
$9
$8
$7
Billions
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
1.80%
2007
2008
2009
2010
YTD 2Q11

Average Deposit Balances
$9
$6
$3
$0
Billions
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
LOAN PORTFOLIO
▶ Exit of Indirect portfolio and reduction in energy
 line usage have contributed $1 billion in
 shrinkage since 2008
▶ Diversified portfolio by sector and geography
▶ Key concentrations remain energy & the
 general services sector
▶ Significant spread improvement since 2008;
 currently pressured due to increased
 competition
DEPOSIT PORTFOLIO
▶ At June 30, DD represented 44% of commercial
 deposits
▶ Commercial deposits have grown nearly $2
 billion in the last year

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
COMMERCIAL LOAN PORTFOLIO
Since December 2010
▶ Second consecutive quarter of C&I growth
 ▶ Growth in Corporate Banking, including
 services, wholesale/retail and
 healthcare
 ▶ Energy very choppy
▶ Flat results in CRE:
 ▶ Growth in retail and other CRE
 ▶ Continued decline in C&D
▶ Growth occurring in most markets as economy
 shows modest growth in the region
▶ BOKF’s responsive customer focused
 approach continues to grow our market share
(in millions)	June 2011 Average	2011 Change
Markets:
Oklahoma	$3,113.2	$(27.0)
Texas	$2,953.3	$169.4
Colorado	$ 643.8	$ 37.1
New Mexico	$ 570.3	$ 9.6
Arizona	$ 462.9	$ 42.1
Kansas City	$ 320.2	$ 5.5
Arkansas	$ 210.3	$(8.5)
Total	$8,274.0	$228.2
Lines of Business
Corporate Banking	$ 3,769.9	$ 303.8
Real Estate	$ 1,558.9	$ 1.1
Energy	$ 1,533.0	$ 10.6
Business Banking	$ 818.3	$(29.1)
Workout & Other	$ 300.8	$(73.0)
Agribusiness	$ 198.3	$(0.3)
Leasing	$ 94.8	$ 15.1
Total	$8,274.0	$228.2

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
▶ BOKF benefiting from economic strength of
 our region
▶ Growth remains diversified and with solid
 credit metrics
▶ Additions to corporate banking team in
 lead markets is paying off
(in millions)	June 2011	2011 Change
Markets:
Oklahoma	$1,514.6	$127.1
Texas	$1,394.8	$128.0
Colorado	$ 263.3	$ 27.7
New Mexico	$ 208.3	$(1.6)
Arkansas	$ 193.4	$ 12.9
Arizona	$ 144.9	$ 16.8
Kansas City	$ 50.6	$(7.1)
Total	$3,769.9	$303.8
CORPORATE BANKING LOAN GROWTH
Since December 2010

BOK FINANCIAL CORPORATION

CRE by Sector
$600
$400
$200
$0
Millions
C&D
Retail
Office
Multifamily
Other CRE
6/30/2010
12/31/2010
6/30/2011

CRE by Market
KS/MO 2%
AZ 9%
CO 8%
AR 6%
NM 14%
TX 33%
OK 28%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
CRE PORTFOLIO
▶ CRE represented 20% of total loans
 as of June 30
▶ Quarterly CRE concentration
 reporting
▶ Current focus on income-producing
 properties
▶ Talent acquisitions through the cycle

BOK FINANCIAL CORPORATION

Composition
Service 3%
Wholesale/ Retail 12%
Manufact. 0%
Oil & Gas Producers 85%

Outstanding PE Loans
Billions
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
2Q10
3Q10
4Q10
1Q11
2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
ENERGY PORTFOLIO
▶ 50-60% loan to value
▶ 49% of committed production loans
 secured by oil
▶ Line usage at June 30 was 44% - well
 below historical rates of 55-60%
▶ Energy production portfolio has been one
 of the best performing portfolios for the
 last 20+ years
▶ Sensitivity analysis performed for each
 credit - currently using a base of $55/bbl
 for oil and $3/mcf for gas - as well as semi
 -annual stress tests
▶ Petroleum engineers on staff
Commercial Banking

BOK FINANCIAL CORPORATION

Loan Balances and Spreads
Billions
$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
2007
2008
2009
2010
YTD 2Q11

Distribution by Line of Business
Agribusiness 15.6%
Equip Leasing 6.4%
Heavy Equip Lending 16.6%
HealthCare 61.4%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Commercial Banking
OTHER NICHE BUSINESS LINES
▶Niche lines have a defined growth strategy
 covering BOKF footprint and neighboring states
▶HealthCare includes three main types of lending
 - senior housing, hospitals and medical services
▶BOKF operates three specialty lines—leasing,
 heavy equipment, and agribusiness
 ▶ Leasing serves as a companion strategy
 to core C&I client base
 ▶ Heavy Equipment is focused on top tier
 equipment dealers
 ▶ Agribusiness is focused on grain, protein
 and food processing

BOK FINANCIAL CORPORATION

Loan Balances and Spreads
Millions
$900
$850
$800
$750
$700
$650
$600
$550
$500
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
Millions
$600
$400
$200
$0
2007
2008
2009
2010
YTD 2Q11

Revenue Distribution (2010)
Trans Card 9.3%
Other 0.4%
Mortgage 10.2%
Trading 1.7%
Trust 5.5%
Int'l 0.7%
Service Charges 18.3%
Net Interest Revenue 53.8%

Net Direct Operating Income
Millions
$50
$40
$30
$20
$10
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
New Mexico Market
Growth Strategies: ▶ Gain momentum in high quality loan growth ▶ Capitalize on fee based capabilities and grow base ▶ Leverage strengths of BOKF amongst market disruption
Key Competitive Strengths: ▶ Well established brand and market position ▶ Diversified revenue base ▶ Top tier talent and leadership

BOK FINANCIAL CORPORATION

Loan Balances and Spreads
$600
$550
$500
$450
Millions
3.00%
2.50%
2.00%
1.50%
1.00%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
$120
$90
$60
$30
$0
Millions
2007
2008
2009
2010
YTD 2Q11

Revenue Distribution (2010)
Int'l 2.2%
Other 1.3%
Trans Card 4.3%
Mortgage 14.1%
Trust 2.5%
Service Charges 5.7%
Net Interest Revenue 69.9%

Net Direct Operating Income
$12
$9
$6
$3
$0
-$3
Millions
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Arizona Market
Key Competitive Strengths: ▶Financial strength of BOKF ▶Top tier talent and leadership ▶Corporate banking capabilities
Growth Strategies: ▶ Maintain momentum in high quality loan growth ▶ Penetrate relationships with fee based product offering ▶ Increase brand strength & awareness

BOK FINANCIAL CORPORATION

Loan Balances and Spreads

Millions
$450
$400
$350
$300
$250
$200
2.70%
2.60%
2.50%
2.40%
2.30%
2.20%
2007
2008
2009
2010
YTD 2Q11

Deposits

Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
Millions
$160
$120
$80
$40
$0
2007
2008
2009
2010
YTD 2Q11

Revenue Distribution (2010)

Other
0.2%
Trans Card
3.0%
Net Interest
Revenue
19.9%
Mortgage
2.3%
Service
Charges
1.6%
Trust
2.0%
Trading
71.2%

Net Direct Operating Income

Millions
$30
$20
$10
$0
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Arkansas Market
Key Competitive Strengths: ▶Longevity and stability within market ▶Top Tier talent and leadership ▶Financial strength of BOKF
Growth Strategies: ▶ Build C&I portfolio alongside CRE book ▶ Increase cross sales activities ▶ Pursue Little Rock expansion

BOK FINANCIAL CORPORATION

BANK OF TEXAS
LONG LIVE YOUR MONEY
BANK OF TEXAS
LONG LIVE YOUR MONEY

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Break

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Credit Administration & Asset Quality
Stacy Kymes
Executive Vice President, Credit

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Authority	Approval Amount
Independent Credit Concurrence Officer	Beginning at $7.5MM
Senior Loan Committee	> $25MM
Credit Committee	> $35MM
Board of Directors	> $50MM
Credit Administration
Approval Process
▶ Individual authority assigned to RMs and
 DMs commensurate with ability,
 experience and the needs of their group
▶ 2 lending signatures required on loans
 underwritten by com’l and private bank
 RMs (2nd signer must be senior)
Loan Policy
▶ Supplemental industry policies
▶ Only minor refinements to underwriting
 criteria through cycle
▶ Underwriting criteria specific to property
 type on CRE lending
Centralized Loan Review Team
▶Experienced well-respected team
▶Final authority on loan grades
▶Performs ad hoc reviews
▶Reports to the Credit Committee quarterly

BOK FINANCIAL CORPORATION

Residential Mtge
17.4%
Energy
15.7%
Construction &
Land Dev
3.4%
Healthcare
8.1%
Retail CRE
4.1%
Manufacturing
3.4%
Office CRE
4.5%
Wholesale/
Retail
9.9%
Multifamily CRE
3.1%
Other CRE
5.2%
Other C&I
4.5%
Consumer
4.7%
Services
16.0%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
$10.7 Billion Loan Portfolio
Diversified by Sector and Geography
 Consistent Portfolio Mix
 C&I  58%
 CRE  20%
 Resi  17%
 Consumer  5%
 Regional Diversity
 OK  45%
 TX  29%
 NM   7%
 CO   7%
 AZ   5%
 KS/MO   4%
 AR   3%
Note: Based on outstanding loans at 6/30/11

BOK FINANCIAL CORPORATION

Other
17%
Multifamily
19%
A&D/Lots
6%
Industrial
7%
Resi
Construction
5%
Land/Dev
6%
Retail
19%
Office
21%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Concentration Management
✓ Applied to significant lending businesses - Energy, Healthcare & Commercial Real
 Estate
✓ Centrally monitored and managed
✓ Limits established annually and reviewed quarterly
Commercial Real Estate:
Regulatory Guideline: 300% of T1 capital + ACL
BOKF Guideline: 125% of T1 capital + ACL
 • Sublimits by property type, state and tenant
 exposure
CRE commitments at 6/30 = 103% of T1 cap + ACL

BOK FINANCIAL CORPORATION

Retail
1%
Service
5%
Manufacturing
2%
Wholesale
14%
Other
1%
E&P
77%

Service
24%
Skilled
Nursing
33%
Specialty/
Ambulatory
9%
Assisted
Living
10%
Acute
19%
Continuum of
Care
5%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Concentration Management Continued
Healthcare:
BOKF Guidelines:
 Senior Housing: 25% of T1 capital + ACL

 Commitments at June 30 = 21%
 Hospitals: 20% of T1 capital + ACL

 Commitments at June 30 = 13%
Energy:
BOKF Guidelines:
 E&P: 130% of T1 capital + ACL
 Commitments at June 30 = 118%
 Non E&P: 50% of T1 capital + ACL
 Commitments at June 30 = 36%
 Total Energy: 180% of T1 capital + ACL

 Commitments at June 30 = 154%

BOK FINANCIAL CORPORATION

Net Charge-Offs in Basis Points

120
100
80
60
40
20
0
-20
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Commercial
Commercial Real Estate
Residential Mortgage
Consumer

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Net Losses By Loan Type* In Basis Points	10 Yr Ave	YTD Annl’d
Com’l	37	6
CRE	55	86
Resi	30	54
Consumer	150	84
* Calculated by taking NCOs by type/ average loans outstanding by type
NCOs/Ave Loans	47	35

BOK FINANCIAL CORPORATION

Allowance Coverage of Trailing 4Q NCO - In Years

12
10
8
6
4
2
0
12/04
12/05
12/06
12/07
12/08
12/09
12/10
BOKF
Peer Median
Peer Average

Trailing 4Q NCO -% of Loans

2.50
2.00
1.50
1.00
0.50
0.00
12/04
12/05
12/06
12/07
12/08
12/09
12/10

Allowance to Loans (%)

3.75
3.00
2.25
1.50
0.75
0.00
12/04
12/05
12/06
12/07
12/08
12/09
12/10

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Allowance Analysis
✓ If positive credit trends continue without an acceleration in loan growth, we anticipate reserve release to continue through lower provisioning

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Operations & Technology
Don Parker
Chief Information Officer

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
The Back Office Strategy
▶Enable the execution of the core BOKF strategy,
 having sophisticated products delivered with a
 community bank customer experience.
▶Consider every back office function to be competing
 with the like function at other banks.
▶Every manager is expected to benchmark their unit
 against the competition and deliver a competitive
 advantage.

BOK FINANCIAL CORPORATION

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1329
Dec 31 2009
MIKE ELIAS
$ 10.00
TEN
DOLLARS
HERITAGE BANK
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Items
ItemType
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RT
Account
Tran Code
Amount
TRN_DEBIT
1329
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Transaction Information:
Credit: $0.00
Debit: $10.00
Difference: $-10.00
Number of Debits: 1
Difference: -10.00

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
The Back Office as an Engine for
Reducing Cost
▶Image Technology
▶Process Engineering
▶Expert Sourcing
▶Functional Consolidation

BOK FINANCIAL CORPORATION

- Competitive Product Capability

Accounts
CHECKING
SAVINGS / MONEY MARKET
CD
LOAN
Pending Transactions

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
BOKF Technology Positioning
▶A Differentiated Governance Process
▶Recent Investments
 ▶Delivery System Automation
  - Teller
 ▶Short Term Line of Credit
 ▶Mobile Banking
 ▶Charter Consolidation

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
BOKF Technology Positioning
▶Product Enhancements
 ▶Mobile Banking
 ▶ATM Image Deposit
 ▶Corporate Front End System
▶Internal Capability
 ▶Delivery System Automation - Sales & Service
 ▶Credit Data Warehouse
 ▶Mortgage Origination

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Consumer Banking & Wealth
Management
Steve Bradshaw
Senior Executive Vice President

BOK FINANCIAL CORPORATION

Loan Balances and Spreads
Millions
$650
$600
$550
$500
$450
$400
$350
3.0%
2.9%
2.8%
2.7%
2.6%
2.5%
2.4%
2.3%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
Billions
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2007
2008
2009
2010
YTD 2Q11

Other Operating Revenue
Millions
$120
$90
$60
$30
$0
2007
2008
2009
2010
YTD 2Q11

Deposit Balances and Cost of Funds
Billions
$6.5
$5.5
$4.5
$3.5
4%
3%
2%
1%
0%
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Consumer Banking1
Growth Strategies: • Self service and the underbanked • Product pricing • Branch delivery
Current Trends: • Deposit mix shift • Loan growth • Volatile fee revenue

BOK FINANCIAL CORPORATION

Trust Assets & Fees as a % of Assets
Billions
$40
$35
$30
$25
$20
0.24%
0.23%
0.22%
0.21%
0.20%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2007
2008
2009
2010
YTD 2Q11

Revenue Distribution (2010)
Other, 1%
Net Interest Revenue, 18%
Investment Banking, 4%
Retail Brokerage, 12%
Derivatives, 5%
Trust , 31%
Internat'l, 2%
Trading, 27%

Client Advisor Revenues
Brokerage Fees
Trust Fees
Millions
$10
$8
$6
$4
$2
$0
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management
Current Trends: • Client advisor growth • Opportunistic expansion • Strong investment performance
Strategic Priorities: • Leverage investment results • Expanding retail channel • Global banking focus

BOK FINANCIAL CORPORATION

Originations
Billions
3.5
2.5
1.5
0.5
2007
2008
2009
2010
YTD 2Q11

Servicing Portfolio
Billions
$15
$12
$9
$6
$3
$0
2007
2008
2009
2010
YTD 2Q11

Origination Distribution (2010)
AZ, 7%
TX, 13%
CO, 14%
NM, 13%
AR, 3%
KS, 4%
OK, 43%
Centralized Home Finance Center, 3%

Net Direct Operating Income
Millions
$60
$40
$20
$0
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Banking
Current Trends: • Growing origination capacity • Widening margins • Avoiding headline risks
Strategic Priorities: • Expanding revenue channels • Building leadership strength • Managing repurchase risk

BOK FINANCIAL CORPORATION

Loan Balances and Spreads
Millions
$1,600
$1,400
$1,200
$1,000
$800
2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
Billions
$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
2007
2008
2009
2010
YTD 2Q11

Revenue Distribution (2010)
Internat'l, 2%
Other, 0%
Service Charges, 13%
Net Interest Revenue, 85%

Historical Charge-Offs
Millions
$10
$8
$6
$4
$2
1.05%
0.85%
0.65%
0.45%
0.25%
0.05%
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Business Banking
Current Trends: • Launched Business Experts • Significant deposit growth • Loan runoff continuing
Strategic Priorities: • Talent additions / upgrades • Balanced sales focus • Service channel integration

BOK FINANCIAL CORPORATION

C&I Loan Balances & Spreads*
$220
$170
$120
Millions
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
$800
$600
$400
$200
$0
Millions
2007
2008
2009
2010
YTD 2Q11

Total Revenue & OOR as % of Total Rev
$60
$40
$20
$0
Millions
50%
40%
30%
20%
10%
0%
2007
2008
2009
2010
YTD 2Q11

Wealth Management Revenue
Institutional
Retail
Trust
TPB NIR
FRM
$10
$8
$6
$4
$2
$0
Millions
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Colorado Market
Growth Strategies: • Targeting high net worth growth • Expand Business Banking • Fee business growth
Current Trends: • C&I / Energy loan growth • Leadership transition / staffing additions • Expanding Wealth Management lines

BOK FINANCIAL CORPORATION

Loan Balances and Spreads^
Millions
$170
$155
$140
$125
$110
$95
$80
2.40%
2.35%
2.30%
2.25%
2.20%
2.15%
2007
2008
2009
2010
YTD 2Q11

Deposits
Demand Dep.
Interest Trans. Accts.
Cert. of Deposit
Millions
$250
$200
$150
$100
$50
$0
2007
2008
2009
2010
YTD 2Q11

Revenue Distribution (2010)
Trust Fees, 3%
Internat'l, 4%
Net Interest Revenue, 20%
Other, 6%
Mortgage Banking, 6%
Service Charges, 3%
Trading/ Deriv, 58%

Net Direct Operating Income
Millions
$12
$10
$8
$6
$4
$2
$0
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Kansas City Market
Current Trends: • Highly integrated sales culture • Fee revenue dominant • Lack retail delivery
Strategic Priorities: • Building commercial loan staff • Retail delivery acquisition • Opportunistic CRE growth

BOK FINANCIAL CORPORATION

Commercial DDAs & ECR
Billions
$4
$3
$2
$1
$0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2007
2008
2009
2010
YTD 2Q11

International Revenues
Millions
$20
$15
$10
$5
$0
2007
2008
2009
2010
YTD 2Q11

Gross Activity Charges
OK
Non-OK
Millions
$60
$50
$40
$30
$20
$10
$0
2007
2008
2009
2010
YTD 2Q11

Net Direct Operating Income
Millions
$103
$83
$63
$43
$23
$3
2007
2008
2009
2010
YTD 2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Treasury / International
Current Trends: • Strong DDA Growth • Business line marketing focus • Diversifying international revenue sources
Strategic Priorities: • Leveraging technology investments • Marketing to non-borrowers • Growing international revenues

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Regulatory Reform
▶ Key Areas
 ▶ Reg E
 ▶ Interchange
 ▶ Mortgage reform
 ▶ Other: derivatives “push out”, commercial checking interest, CFPB compliance, state law pre-emption
▶ Company Wide Revenue Initiatives to be implemented through 2013
 ▶ Fee enhancements
 ▶ New fees
 ▶ Product enhancement/expansion
 ▶ New business opportunities
We believe that during 2012, we will fully replace the revenues lost in our run rate from
Reg E & Durbin (~ $45 million annually)

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Banking
Ben Cowen
President, BOK Mortgage

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Banking Industry
 ▶ Consolidating market and fewer competitors
 ▶ Barrier to entry is increasing
 ▶ Regulatory requirements and lender risk on the rise
 ▶ Loan volumes are projected to be flat to decreasing over
 the long term
 ▶ Purchasers of Servicing most likely to change
 ▶ Credit has tightened and 2009+ vintage performing at pre-
 crisis levels

BOK FINANCIAL CORPORATION

Production Growth 2008 - 2011 YTD
OK
OUTSIDE OK
Loan Officers
Billions
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
250
200
150
100
50
-
Loan Officers
122
139
188
198
44%
56%
45%
55%
56%
44%
58%
42%
2008
2009
2010
2011-YTD

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Division-Production Growth
▶ Have improved production leadership outside of Oklahoma since 2008
▶ Strengthened loan officer value proposition
▶ Strong growth in number of loan officers
▶ Expanding with new loan production offices
▶ New Correspondent Lending channel in 2011

BOK FINANCIAL CORPORATION

Servicing Portfolio Growth 2008 - YTD 2011
Billions - PORTFOLIO TOTAL
Thousands - UNITS
$14
$12
$10
$8
$6
$4
$2
$0
120
100
80
60
40
20
0
58.1
58.0
64.1
99.9
100.3
18%
69%
13%
21%
64%
15%
24%
62%
14%
31%
57%
12%
32%
57%
11%
TOTAL $B
$5.49 Jan 08
$5.99 Dec 08
$7.37 Dec 09
$12.06 Dec 10
$12.22 Jul 11
GOVT ($)
GSE ($)
PORTFOLIO ($)
TOTAL Units

BOK Mortgage Delinquency vs. MBA National Delinquency Rate*
2008 - Q1 2011
BOK
MBA
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.99%
5.29%
6.85%
5.93%
5.96%
2.48%
3.13%
3.27%
4.28%
3.52%
Jan 08
Dec 08
Dec 09
Dec 10
Mar 11

Charter Mortgage Bank MSR Acquistion - Mar 2010 for $4.05B and 33,898 loans

*MBA Nat'l index has been adjusted down to a weighted average of prime and gov't only, no subprime
MBA Nat'l Delinqunecy Rate - standard published rate includes Prime Gov't and Subprmie

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Banking - Servicing
 ▶Servicing
 continues to
 grow
 ▶Loan
 performance
 better than
 average

BOK FINANCIAL CORPORATION

Repurchase by Month
1/2010 through 7/2011: Units
Repurchase
0
1
2
3
4
5
1
2
1
3
3
1
2
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11

Hedge Strategy
MSR Asset
(left axis)
MSR % of Tier 1
Capital
(right axis %)
MSR Asset ($MM)
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
10
9
8
7
6
5
4
3
2
1
0
QI'10
QII'10
QIII'10
QIV'10
QI'11
QII'11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Banking -
Risk Management
 ▶ BOKF has low levels
 of loan repurchases
 ▶ BOKF remains
 focused on loan
 quality and process
 controls
 MSR Hedging Strategy:
 ▶ Objective is to reduce
 volatility in income
 ▶ Protect the expected
 rate of return from
 Mortgage Operations
 ▶ Maintain a coverage
 to protect against near
 term rate changes
 with a bias for long
 term trends
 ▶ Have hired talent and
 upgraded hedge
 system

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage Summary
 ▶ Continued opportunity to profitably grow the mortgage
 business
 ▶ Continued focus on managing loan quality and risk is
 critical
 ▶ BOKF Mortgage delinquencies are lower than average
 ▶ MSR asset hedge strategy in place

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management
Scott Grauer
Executive Vice President, Wealth Management
President & CEO, BOSC, Inc.

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management History
▶ Bank founded in 1910
▶ Trust Division established in 1918
▶ Investment Management services added in 1949
▶ Brokerage firm launched in 1991
▶ Wealth Management division of BOK Financial
 boasts roughly 750 employees

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management Business Lines
• BOSC
 • Retail Brokerage
 • Institutional Brokerage
 • Financial Risk Management
 • Investment Banking
• The Private Bank
 • Lending
 • Personal Trust
 • Investment Management
 • Mineral & Real Property Management
 • Tax Preparation
• Institutional Wealth Management
 • Retirement & Institutional Plan Services
 • Corporate Trust Services
 • Investment Consulting
• Investment Management
 • Cavanal Hill (Mutual Funds and Separate Accounts)

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management Current Revenue
Initiatives
BOSC
▶Expansion of retail & institutional sales through key hires and strategic product distribution
▶Sales efforts around newly implemented FX portal
▶Enhance and focus on Corporate Finance/Commercial Integration
▶Further build-out and integration of Client Advisor role
The Private Bank
▶Ensure competitive pricing on existing clients
▶Austin market expansion
▶Enhance sales and service to Investment Management clients and expand Client Advisor delivery
▶Build-out of fee-based financial planning for UHNW clients

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Institutional Wealth Management
▶Talent additions in Denver market
▶Focused sales efforts around investment consulting
▶Expansion of Corporate Trust services
▶Acquisitions / partnerships with RIAs that manage institutional clients
Cavanal Hill
▶Reopen high yield mortgage investment strategy
▶Continued focus and distribution of Opportunistic Strategy
▶Develop high yield tax exempt strategy
Wealth Management Current Revenue
Initiatives Continued

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management
Competitive Advantages / Differentiators
▶ Integrated approach to client service delivery across all
 Wealth Management Lines of Business
▶ Proprietary funds offering
▶ Scalable sales & service delivery model
▶ Client Advisor role

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Wealth Management
Recent Talent Acquisition
▶Expansion into Milwaukee market
▶Municipal research team
▶The Private Bank Team in KC
▶Corporate trust teams in Texas & Nebraska
▶Investment Banking

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Texas Market Highlights
Norm Bagwell
CEO, Bank of Texas

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Texas Market Development
• Acquisition and Development (1997-2002)
 • Eight charters acquired (seven from 1997 - 2002)
 • Combination of disparate operations
 • Characterized by a decentralized operating model
• Assimilation and Cultural Redefinition (2003 - 2008)
 • Management structure and teams were defined
 • Revenue growth dependent on loans and deposits
 • Evolution from a community bank to a regional bank
• Strategic Refocus (2008 - 2011)
 • Talent acquisition focused on market build and revenue diversification
 • Heavy investment in fee-based businesses
 • Institutionalize “Team Based Delivery” positioning Bank of Texas to deliver the entirety of
 BOKF to the Texas Market
Evolution of Bank of Texas

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Management
Team
TEXAS
Norm Bagwell
CEO
Bank of TX
Dallas
CEO - Bank of Texas
&
President-
Bank of Texas
Park Cities
Senior Chairman
&
Chairman
Fort Worth
CEO
&
President
Texas Market
Advisory Board
Houston
CEO
&
President
Houston Market
Advisory Board

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Bank of Texas 2011 Initiatives
▶ Deliver 4% growth in NDO for Texas Market
▶ Continued Improvement in Credit Quality
▶ Produce Net Asset Generation driven by Loan and Lease growth
▶ Increase Other Operating Revenue targeting fee generating businesses
▶ Charter Consolidation
▶ Mortgage Expansion In Texas
▶ Fort Worth Strategic Plan
▶ BOKF Leasing Plan
▶ Transition and Rebuild Business Banking segment in Texas
▶ Turnaround in Treasury Management Services
▶ Drive Organic Growth through Market Coverage and New Client Acquisition

BOK FINANCIAL CORPORATION

$27,500
$25,000
$22,500
$20,000
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
• Year-to-date “net direct operating”
 earnings of $54.1 million, up 8% over
 the same period of 2010
• Net interest revenue of $68.8 million,
 up 4% over the same period of 2010
• Fees and commissions revenue totaled
 $31 million, up 6% over the same
 period of 2010
• Operating expenses of $45.7 million
 were up only 1% over the same period
 of 2010
• Total deposits of $4.3 billion increased
 14% over the same period of 2010
• Outstanding loan balances of $3.5
 billion as of June 30th were up 3%
 compared to the June 30th of 2010
Net Direct Operations ($000s)
Texas Market
June Year-to-Date 2011

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Texas Market Net Direct Operating Income
$000s	2010 June YTD	2011 June YTD	Growth
Commercial Banking	37,273	42,899	5,626	15.1%
BOSC (Brokerage)	1,143	2,189	1,047	91.6%
Trust	1,427	1,907	481	33.7%
Private Bank Banking	2,160	2,270	110	5.1%
Consumer Banking	6,724	3,880	(2,844)	(42%)
BOMC (Mortgage)	1,477	975	(502)	(34%)
TEXAS MARKET	50,203	54,161	3,958	7.9%

BOK FINANCIAL CORPORATION

Texas Market Loan Growth & Distribution

- Health/Equip/Pub Fin 18%

Total Loans - Period-End
Billions
$4
$4
$3
$3
$2
$2
$1
'Dec 04
'Dec 05
'Dec 06
'Dec 07
'Dec 08
'Dec 09
'Dec 10
'Jun 11

June 30, 2011 Portfolio Distribution
Consumer & Wealth, 14.8%
Corporate, 28.5%
Commercial Real Estate, 15.3%
Energy, 15.8%
Bus. Bkg, 8.10%
Healthcare/ Equip/Pub. Fin., 17.50%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
▶2004 - 2010 CAGR 9%
 Largest Segments are
 ▶Corporate - 29%
 ▶Energy - 16%
 ▶Real Estate - 15%
 ▶Business Banking - 8%
 ▶Consumer & Wealth - 15%

BOK FINANCIAL CORPORATION

June 30, 2011 Portfolio

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Texas Market Loan
Growth & Distribution
▶June 30, 2011 Loan
 Volume
 ▶Dallas - 53%
 ▶Houston - 35%
 ▶Fort Worth - 12%
Dallas -
$1.8
Billion
Houston -
$1.2 Billion
Fort Worth -
$400 Million

BOK FINANCIAL CORPORATION

Texas Deposit Growth & Product Type

Average Total Deposits - December
Billions
$5
$4
$4
$3
$3
$2
$2
'Dec 04
'Dec 05
'Dec 06
'Dec 07
'Dec 08
'Dec 09
'Dec 10
'Jun 11
Int-Bearing
Gross Demand

June 30, 2011 Product Distribution
Jumbo CDs, 8.0%
CDs & IRAs, 15.00%
Demand, 35%
Interest Checking, 10.00%
Money Market & Savings, 32.00%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
▶2004 - 2010 CAGR 10%
 ▶Deposit Mix improved with focus
 on lower cost deposits and DDA
 ▶Demand Deposits have grown at a
 CAGR of 13.4% from $623M in
 2004 to ~$1.33 Billion in 2010
 ▶BOKF / Bank of Texas became a
 trusted repository for companies
 seeking a stable financial institution
 ▶BOKF / Bank of Texas has been
 successful in reducing its cost of
 deposits in line with lower Fed
 Funds and LIBOR rates
10.3%
Compound
Annual
Growth

BOK FINANCIAL CORPORATION

Fee Based Revenue & Percent of Total Revenue

Millions
$70
$60
$50
$40
$30
$20
$10
$0
34%
32%
30%
28%
26%
24%
22%
20%
2004
2005
2006
2007
2008
2009
2010
2011 June YTD
Total Fee Revenue
% of Total Revenue

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Texas Market Fee Based Revenue
▶2004 - 2010 CAGR of 11%
 ▶ Brokerage & Investment Banking Revenues have a CAGR of 18%
 ▶ Transaction Card Revenues have a CAGR of 24%
 ▶ Trust Fees & Commissions have a CAGR of 7%
 ▶ Service Charge Revenues have a CAGR of 5%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
TX Diversification of
Fee Based Revenue
▶2004 - 2010 CAGR of 11%
 ▶Diversification of Fee Revenues
 has been a priority
 ▶Acquired banks depended on
 service charge revenues to a large
 degree
 ▶In the BOKF model, bankers
 focus on “selling the whole bank”
 ▶The partnership between bankers
 and fee revenue product partners
 is a key component of this initiative
	2004	June 2011
Service Charges	45%	28%
Brokerage/ Inv. Bkg.	15%	21%
Trust Fees	18%	19%
Transaction Card	8%	17%
Letter of Credit Related	5%	6%
Mortgage	4%	5%
Other	5%	4%

BOK FINANCIAL CORPORATION

BANK OF TEXAS

Millions
0
1
2
3
4
5
6
7
Houston
Dallas
Fort Worth
Austin

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Dallas/Fort Worth
▶Key Metrics
 ▶ 31 Locations (20 Dallas / 11 Ft. Worth area)
 ▶ Deposit Market Share of 1.59% (up from 1.52% in 2009)
 ▶ $2.4 Billion in BOKF deposits
 ▶ Rank: 8th
Population (2010 Census)
 ▶ Economic activity is steady
 ▶ Momentum in CRE, Energy,
 Commercial and Fee Services
 ▶ Strong talent pool for BOKF to access

BOK FINANCIAL CORPORATION

7
6
5
4
3
2
1
0
Millions
Houston
Dallas
Fort Worth
Austin

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Houston
▶Key Metrics
 ▶ 15 Locations (concentrated on West side)
 ▶ Deposit Market Share of 1.14% (up from
 1.09% in 2009)
 ▶ $1.4 Billion in BOKF deposits
 ▶ Rank: 12th
Population (2010 Census)
 ▶ Strongest economy in Texas
 ▶ Solid activity in CRE, Energy and
 Commercial
 ▶ Port and energy sectors active
 ▶ Fragmented banking market

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Building on an Outstanding Past,
Positioned for an Excellent Future

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Footnotes & Definitions
▶Consumer Banking1 for this presentation excludes mortgage, business banking and indirect auto lending.
▶Net direct operating income is a non-GAAP performance measure that includes only: NIR+OOR-direct exp (personnel +non-personnel). It does not include provision for credit losses, net charge-offs, indirect allocations, securities gains/losses, OREO gains/losses, or MSR/hedge gains/losses.
▶Peers are defined as a group of 20 banks, 10 immediately smaller and 10 immediately larger in terms of total assets at year end. For purposes of the allowance analysis, the peer groups were redefined annually.
* Loan balances in this chart exclude CRE, Energy and Special Assets
^ Loan balances in this chart exclude Integrated Food Services